Apollo Medical Holdings March 2023 Powered by Technology. Built by Doctors. For Patients.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise. Forward-looking statements 2

$140M TTM Adj. EBITDA1 1.3M Patients Managed in VBC Contracts2 $1.14B TTM Revenue1 >4.2X Gross Savings vs. Median ACO 2017-20213 (1) For more information, see “Reconciliation of TTM and 12 Months Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures“ slides for more information (2) As of December 2022. This figure excludes patients that are purely Fee-for-Service. (3) Gross savings defined as total benchmark expenditures less total aligned beneficiary expenditures ApolloMed is a physician-centric, tech-powered, value-based healthcare platform accelerating the transition towards a future where all can get access to high quality healthcare

ApolloMed investment highlights

1. Accelerating high quality, value-based care across **all patient populations**[1]
2. TAM of **$2T**, growing across all populations and geographies
3. Scalable approach that empowers entrepreneurial providers to **deliver value-based care** and industry-leading outcomes
4. Purpose-built technology platform leveraging **25+ years** of real-world clinical data
5. **Profitable**, highly replicable unit economics
6. **Strong growth** with **4-year CAGR**[2] for revenue of **26%** and for adj. EBITDA of **27%**

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(1) Medicare Advantage, Managed Medicaid, Commercial, ACA Exchange, and Medicare FFS
(2) ApolloMed 2019 to 2023E revenue and adj. EBITDA growth, using midpoint of 2023 guidance for both metrics. Please refer to the "2022 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

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55% 25% 15% 5% Medicare Medicaid Commercial Other third parties Our Geographic Footprint Longstanding Relationships with National and Local Payers + Many more payers Served by ApolloMed’s IPAs, medical groups, and ACO Served by ApolloMed’s APA ACO 2019 2020 2021 2022 2023 Yearly Revenue 1 Average tenure: ~15 years 81% 10% 4%4% 1% Capitation Risk pool settlements & incentives Management fee income Fee-for-service Other Revenue by Line of Business 2 Revenue by Type 2 $561M $687M $774M $1,400M26% CAGR (1) Midpoint of 2023 guidance range, issued Feb 2023 (2) Figures reflect 1Q22-4Q22 5 We have laid a solid foundation for rapid growth $1,144M

Payer agnostic platform captures outsized TAM and delivers better experience for patients, providers, and payers


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~$2T
~$340B+
Medicaid
~$920B+
Medicare
~$700B+
Commercial

Better for patients

- Enhanced patient experience and care continuity across payer, plan, and stage of life

Better for providers

- Can be empowered across their entire panel via ApolloMed platform

Better for payers

- Can partner with ApolloMed across all their lines of business

Source: CMS and HCP-LAN (2021)

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We are radically transforming how care is delivered at scale, serving...

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All Patients	• 1.3M patients managed in value-based contracts • We serve Medicare Fee-for-Service (Original Medicare), Medicare Advantage (MA), Medicaid, and Commercial patients
All Provider Partners	• 11,000+ contracted providers in our physician network across all specialties • Our partners include clinics, hospitals, ASCs, SNFs, UCs, labs, and diagnostics centers[1]
All Payment Arrangements	• Tech platform supports capitation, shared savings, FFS and other flexible value-based arrangements • 20+ payer partners, with an average partnership of ~15 years
All Models	• **Value-Based Care (VBC)**: We enter risk-bearing partnerships with entrepreneurial providers • **Value-Based Enablement (VBE)**: We offer practice management and payer tools as a service for a percentage of practice collections

VBC infrastructure and tech stack drives highly replicable and scalable results across all patients, allowing providers to grow and succeed across value-based arrangements

(1) ASC is ambulatory surgical center, i.e., outpatient procedures; SNF is skilled nursing facility; UC is urgent care

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Industry Overview and ApolloMed Value Proposition

Providers currently face complex administrative and care coordination hurdles Reporting Contracting Claims Data Aggregation BillingCoding Hospitals Clinics Referrals Authorization ClearinghouseIT Credentials Quality Providers PR Labs Many More Payers Diagnostics ? 9

ApolloMed acts as a “single payer,” connects health ecosystem participants, and integrates clinical, tech, and administrative support for providers 10 ApolloMed is paid to assume risk for the care of our patients 1 We reimburse providers in a subscription model and share savings, aligning incentives 3 We build high-quality networks and enable providers via our care teams and technology platform 2 PCP-Patient Relationship Specialists Facilities Ancillary ApolloMed Ecosystem ApolloMed acts as single payer Providers paid via VBC contracts + Many More Payers

The ApolloMed 360° care model seamlessly wraps around our providers' operations, enabling them to thrive in value-based care arrangements

1. We build high quality specialist and facility networks around our PCPs
2. Our providers leverage ApolloMed's scaled, seamless administrative solutions
3. Coordinated care teams create unified care plans for patients and support them throughout healthcare journey
4. Our technology suite provides an interoperable, best-in-class experience



ApolloMed Ecosystem
360°
1
PCP-Patient Relationship
Ancillary
Specialists
Facilities
2
Administrative Support
Contracting
Revenue Cycle
Ops Automation
3
Coordinated Care Support
Care Teams
Clinical Programs
UM¹ & Care Management
4
Technology Suite
Point of Care Tool
VBE Suite & Data Lake
Analytics & Reporting

(1) UM: Utilization Management

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We are changing healthcare through a physician-centric approach that provides flexibility and scale for our providers

Industry Status Quo	ApolloMed
No unified care plan for patients across multiple visits to a fragmented healthcare system	Patients supported throughout care journey by our ecosystem and care teams
Physicians must choose to be employed or tackle administrative functions alone	Entrepreneurial physicians can remain independent and partner with ApolloMed
Complex reporting requirements and incongruous incentives from different payers	Capitated reimbursement and value-based incentives with ApolloMed as payer
Many different tech stacks and non-interoperable point solutions	Data aggregated onto interoperable platform; providers leverage ApolloMed tech-suite
Physicians can only serve limited patients	Physicians can support patients through different life stages and payer choices

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Our platform is powered by our proprietary technology suite, connecting patients, providers, and payers



Clinic Setting
ApolloMed Payer Tools
Other Clinical Inputs
EHR[1]
Data
Provider
Patient
Eligibility & Benefits
~100% automated
Prior Authorization
~70% automated
Claims Adjudication
~90% automated
Diagnostics
RPM
Notes
Lab Results
Survey Results
ADT[2] Alerts
ApolloMed Value-Based Enablement (VBE) Suite
1
Point of Care Application
Preventive Care Alerts & Analytics
Care Management
Communications
Care Plans
Transition of Care
ApolloMed Care Team
CM/DM, PAC, SDoH, etc.[3]
Care Mgmt / Workflow Tools
2
Patient Management / RPM / Real-Time Clinical AI

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(1) EHR: Electronic Health Record
(2) ADT: Admission, Discharge, and Transfer
(3) CM: Care Management, DM: Data Management, PAC: Post Acute Care, SDoH: Social Determinants of Health

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ApolloMed Provider Portal Quality performance Member eligibility Care plans Authorizations and claims Gaps in care Longitudinal patient record 1 2 3 4 5 6 1 Point of Care Application 14

Telehealth scheduling Personal health data Virtual wellness checks Past and upcoming visits 1 2 3 4 2 Patient Care Application Note: Patient and provider data has been sanitized 15 ApolloMed Patient App

ApolloMed creates a flywheel powered by deep experience, an extensive provider network, and proprietary technology Providers will succeed in value-based arrangements with ApolloMed Personalized & effective care will engage patients and lower the total cost of care Improved care pathways and predictive models serve the unique needs of the communities we serve Ongoing investment in technology and analytics capabilities Patient growth allows for greater investment in resources to support patients Existing providers will continue to grow with ApolloMed, and our success will attract more like-minded physicians to our platform Our flywheel drives sustainable growth & entrenches us as the platform of choice for providers, payers and patients 16

Growth Strategy

Two clear levers combine to drive 30%+ growth per year

Expanding membership

Develop clinical excellence and local scale to attract membership

Membership expansion drivers	
Core CA	Leveraging our dense, high quality provider network and best-in-class facilities
New CA	Extending our specialist and facility partnerships around existing anchor PCP groups
Ex-CA	Securing nationwide payer contracts and establishing local provider partnerships

Increasing risk in value-based contracts

Take more risk and manage to great clinical outcomes

Members by risk type and geography

Lower risk ($) → Higher risk[2] ($)

	FFS	PCP Cap Only[1]	Professional Risk	Full Risk	Global Risk
Core CA	500K+	N/A	250K – 500K	250K – 500K	10K – 100K
New CA	500K+	N/A	5K – 10K	5K - 10K	<5K
Ex-CA	500K+	<5K	N/A	N/A	N/A

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Data as of Q3 2022; (1) Note that in CA markets we have capability to more quickly accelerate new patients along risk ladder, and start patients beyond PCP Cap Only; (2) Increasing risk in value-based contracts corresponds to larger opportunity size in value-based care

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Multi-faceted growth strategy across our markets

	Core CA	New CA	Ex-CA
Where we are today	✓ 7 counties across core CA geographies ✓ Extensive and long-standing provider network	✓ Added 30k members in new CA counties ✓ Added 920 new providers	✓ Entered two new states (NV, TX) ✓ Executing network development plans ✓ Operations and growth teams active
Growth strategy	• Move toward global risk with RKK[1] • Leveraging MSO relationships and contracting new providers • Accretive tuck-ins	• Move toward global risk with RKK[1] • Expand institutional and specialist partnerships • Growth with new and existing payers • Tuck-ins	• Expand payer partnerships • Deepen broker relationships • Establish specialist and hospital networks • Tuck-ins / selective M&A
Recent developments	Opened multiple multi-specialty supercenters 20% growth[2] in contracted providers YoY	RECENT PROVIDER PARTNERSHIPS AAMG, FYB For Your Benefit, Jade Health Care Medical Group RECENTLY ADDED PAYER PARTNERS San Francisco Health Plan (Here for you), CCHP Health Plan	RECENT PROVIDER PARTNERSHIPS Valley Oaks RECENTLY ADDED STATES NV, TX

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Data as of December 2022; (1) RKK is a Restricted Knox-Keene license. The RKK License permits an Entity to enter into global risk arrangements with fully licensed health plans on a contract-by-contract basis. For more information on the impact of RKK, please refer to the "Path to Global Risk" section of the appendix; (2) For core CA region IPAs Dec 2021 – Dec 2022, which include Allied Pacific IPA, Accountable Health Care IPA, and Alpha Care Medical Group

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Outcomes

Consistent clinical outcomes across diverse populations and demographics

Medicare Advantage and ACO Clinical Outcomes

	Inpatient Bed Days / K		ER Visits / K		Readmission Rate	
Medicare Advantage[1]	727	*54%[3] Lower than benchmark*	194	*61%[3] Lower than benchmark*	6.3%	*63%[4] Lower than benchmark*
ACO[2]	751	*53%[3] Lower than benchmark*	328	*34%[3] Lower than benchmark*	8.2%	*52%[4] Lower than benchmark*

Ethnicities Served[5]



13%
6%
12%
21%
48%
Other
Black / African American
White
AAPI[6]
Hispanic / Latino

Purpose-built technology platform enables best-in-class clinical outcomes to be delivered for all Americans

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(1) Figures based on analysis of Jan-Sept 2022 internal data from all consolidated IPAs; (2) 2022 GPDC ACO Model, figures based on analysis of internal data from Jan-Sept 2022; (3) Centers for Medicare and Medicaid Services, Office of Enterprise Data and Analytics, CMS Chronic Conditions Data Warehouse; (4) Agency for Healthcare Research and Quality (Department of Health and Human Services); (5) Ethnicities of members across all IPAs, based on analysis of internal data from Dec 2022; (6) Asian American and Pacific Islander

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Our ACO has demonstrated sustainable success, proving our ability to deliver savings and quality in value-based agreements

ApolloMed's ACO consistently among top analogous ACOs in country:

- **#1** 2021 gross savings $
- **#1** 2020 gross savings $
- **#4** 2019 gross savings $

Gross savings ($M)[1], 2017-2021



160
38
ApolloMed ACO
Median ACO*

*Median gross savings for ACOs which participated in analogous program during 2017-2021

Transition to DCE in 2022

- ✓ **Leveraged extensive ACO and AIPBP experience** to seamlessly transition to paying claims and managing global risk in DCE
- ✓ **Launched new care coordination initiatives** for high-risk populations
- ✓ **Created new quality initiatives** to improve AWV completion and clinical outcomes

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Source: CMS, Kaiser Family Foundation, US Census, Internal data and analysis
(1) Gross savings defined as total benchmark expenditures less total aligned beneficiary expenditures

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Key takeaways

Clear levers and a repeatable growth playbook to drive further nationwide expansion	*26% 4-year revenue CAGR with clear visibility into 30%+ growth*
Proven track record of consistent profitability	*#1 among analogous ACOs in gross shared savings for the past two years*
Flexible, capital efficient model with predictable unit economics	*10%-17% adj. EBITDA margins over the last 4 years[1]*
Our tech-powered, integrated care delivery model results in industry-leading clinical outcomes	*Bed days 54% below benchmark; ER visits 61% below benchmark[2]*
Strongly positioned to create a future where all can get access to high quality healthcare	*1.3M members across Medicare, Medicaid, and Commercial LOBs*

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(1) Adj. EBITDA margin range from 2020-2023E. 2023E adj. EBITDA margin is calculated using the midpoint of 2023E revenue and 2023E adj. EBITDA
(2) Across all consolidated ApolloMed IPAs for Medicare Advantage, benchmarks derived from CMS data

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Appendix

Financial Data

561 687 774 1144 1400 2019 2020 2021 2022 2023E We have a strong track record of revenue growth and a robust EBITDA profile ($ in millions) Revenue 26% CAGR ($ in millions) Adjusted EBITDA1 27% CAGR Source: Internal data; (1) Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring transactions, stock- based compensation, and APC excluded assets costs. Beginning the third quarter ended September 30, 2022, the Company revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. Please refer to the “2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Reconciliation of TTM and 12 Months Net Income to EBITDA and Adjusted EBITDA,” and “Use of Non-GAAP Financial Measures” slides for more information 54 103 134 140 140 2019 2020 2021 2022 2023E Membership 9% CAGR 1.0 1.1 1.2 1.3 2019 2020 2021 2022 (millions) 26

ApolloMed is a scaled player with a proven and profitable model

	apollomed	PRIVIA HEALTH	agilon health	CareMax	P3 Health Partners
Business Model[1]	Affiliate-provider model	Affiliate-provider model	Affiliate-provider model	Affiliate-provider Model	Affiliate-provider model
Members Served	1.3M	856k[2]	358.6k[3]	93.5k[4]	101k[5]
Serves All Patient Types[1,6]	✓	✓	✗	✗	✗
Market Capitalization[7]	$2.1B	$3.2B	$8.7B	$360.1M	$46.6M
2023E Revenue[8]	$1,300M -$1,500M[9]	$1,600M[2]	$4325M[3]	$725M[4]	$1,225M[5]
2023E Adj. EBITDA[8]	$120M - $160M[10]	$72M[2]	$82.5M[3]	$30M[4]	($50M)[5]

(1) Based on recent company filings or investor presentations; (2) Privia Health Q4-YE 2022 Earnings Release (Feb 2023); (3) agilon health Q4-YE 2022 Earnings Release (Mar 2023); (4) CareMax Q4-YE 2022 Earnings Release (Mar 2023); (5) P3 Health Partners Q3 2022 Press Release (Nov 2022) + 1/11/23 Press Release; (6) Patient types include Medicare (incl. Medicare Advantage), Medicaid, and Commercial members; (7) Diluted shares outstanding as of Q3 2022 10-Qs or 2022 10-Ks, stock prices used to calculate market cap as of 3/1/23; (8) Peer 2023E Revenue and Adj. EBITDA based on midpoint of company provided guidance; (9) ApolloMed 2023E Revenue as reported its Q4-YE 2022 earnings release; (10) Please refer to the "2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

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2023 Guidance ($ in millions, except for per share information) Actual YE 2022 Results 2023 Guidance Range Total Revenue $1,144.2 $1,300.0 - $1,500.0 Net Income1 $50.5 $49.5 - $71.5 EBITDA1,2 $110.1 $89.5 - $129.5 Adjusted EBITDA2 $140.0 $120.0 - $160.0 EPS - Diluted $1.08 $0.95-$1.20 (1) Net income and EBITDA forecast includes the impact of APC excluded assets, which assumes no change in value. (2) See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2. 28

2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA ($ in millions) Low High Net income $ 49.5 $ 71.5 Interest expense 1.0 1.0 Provision for income taxes 23.0 38.0 Depreciation and amortization 16.0 19.0 EBITDA1 $ 89.5 $ 129.5 Loss (income) from equity method investments $ (0.8) $ (0.8) Other, net 3.3 3.3 Stock-based compensation 16.0 16.0 APC excluded assets costs 12.0 12.0 Adjusted EBITDA1 $ 120.0 $ 160.0 Year Ending December 31, 2023 (1) See “Use of Non-GAAP Financial Measures” slide for more information. 29

Reconciliation of Net Income to EBITDA and Adjusted EBITDA ($ in millions) 2022 2021 2022 2021 Net income $ 0.5 $ (19.3) $ 50.5 $ 49.3 Interest expense 2.6 1.1 7.9 5.4 Interest income (1.3) (0.2) (2.0) (1.6) (Benefit from) provision for income taxes 10.0 (3.1) 36.1 28.5 Depreciation and amortization 4.0 4.4 17.5 17.5 EBITDA1 $ 15.8 $ (17.2) $ 110.1 $ 99.1 Income from equity method investments $ (0.3) $ (0.0) $ (0.7) $ (0.3) Gain on sale of equity method investment - - - (2.2) Other, net 1.9 2 (0.8) 3 3.3 4 (1.7) 3 Stock-based compensation 5.6 2.4 16.1 6.7 APC excluded assets costs 0.6 31.0 11.3 31.9 Adjusted EBITDA1 $ 23.7 $ 15.4 $ 140.0 $ 133.5 Three Months Ended December 31, Year Ended December 31, (1) See “Use of Non-GAAP Financial Measures” slide for more information (2) Other, net for the three months ended December 31, 2022, relates to changes in the fair value of mandatory purchase of investments and contingent considerations. (3) Other, net for the for the year ended December 31, 2022, relates to transaction costs incurred and changes in the fair value of mandatory purchase of investments and contingent considerations. (4) Other, net for the three months and year ended December 31, 2021, relates to stimulus checks received in 2021. 30

Reconciliation of Net Income to EBITDA and Adjusted EBITDA (Full Year) ($ in millions) Year ended December 31, 2022 2021 2020 2019 Net income $50.5 $49.3 $122.3 $17.7 Interest expense 7.9 5.4 9.5 4.7 Interest income (2.0) (1.6) (2.8) (2.0) Provision for income taxes 36.1 28.5 56.1 8.2 Depreciation and amortization 17.5 17.5 18.4 18.3 EBITDA1 110.1 99.1 203.5 46.8 Goodwill impairment - - - 2.0 (Income) loss from equity method investments (0.7) (0.3) (0.0) 0.2 Gain on sale of equity method investment - (2.2) - - Other, net 3.3 (1.7) (0.5) - Stock-based compensation 16.1 6.7 3.4 0.9 APC excluded assets costs 11.3 31.9 (103.6) 4.3 Adjusted EBITDA1 $140.0 $133.5 $102.8 $54.2 (1) See “Use of Non-GAAP Financial Measures” slide for more information. 31

$ in millions Year Ended December 31, 2022 ApolloMed Consolidated Excluded Assets ApolloMed Assets Revenue Capitation, net $ 930.1 - 930.1 Risk pool settlements and incentives 117.3 - 117.3 Management fee income 41.1 - 41.1 Fee-for-service, net 49.5 - 49.5 Other income 6.2 - 6.2 Total revenue 1,144.2 - 1,144.2 Total operating expenses 1,039.9 2.4 1037.6 Income (loss) from operations 104.3 (2.4) 106.6 Total other (expense) income, net $ (17.6) (10.3) (7.3) Net income (loss) $ 50.5 (18.4) 68.9 Summary of Selected Financial Results – Breaking Out Excluded Assets 32

$ in millions ApolloMed Consolidated Excluded Assets ApolloMed Assets Current assets Cash and cash equivalents $ 288.0 30.2 257.8 Investments in marketable securities 5.6 4.5 1.1 Receivables, net 52.6 - 52.6 Receivables - related parties and loan receivable - related party 67.2 - 67.2 Other receivables, prepaid expenses and other current assets 17.6 0.8 16.8 Income taxes receivable 4.0 (1.1) 5.1 Total current assets 435.0 34.4 400.6 Non-current assets Land, property, and equipment, net 108.5 101.3 7.2 Goodwill and intangibles 352.6 - 352.6 Loan receivable and loan receivable - related parties, net of current portion - - - Investments in other entities and privately held entities 41.2 27.6 13.6 Other assets and right-of-use assets 26.5 3.2 23.3 Total non-current assets 528.8 132.1 396.7 Total assets $ 963.8 166.5 797.3 December 31, 2022 Summary Balance Sheet – Breaking Out Excluded Assets 33

Summary Balance Sheet – Breaking Out Excluded Assets (continued) 34 $ in millions ApolloMed Consolidated Excluded Assets ApolloMed Assets Current liabilities Fiduciary payable, accounts payable and accrued liabilities $ 57.7 2.8 54.9 Medical liabilities 84.3 - 84.3 Income taxes payable - - - Dividend payable 0.7 - 0.7 Finance and operating lease liabilities 4.2 - 4.2 Current portion of long-term debt 0.6 0.6 - Total current liabilities 147.5 3.4 144.1 Non-current liabilities Deferred tax liability 3.0 0.9 2.1 Finance and operating lease liabilities, net of current portion 21.2 - 21.2 Other long-term liabilities 20.3 - 20.3 Long-term debt, net of current portion and deferred financing costs 203.4 26.6 176.8 Total non-current liabilities 247.9 27.5 220.4 Total liabilities 395.4 30.9 364.5 Total mezzanine equity and stockholder's equity $ 568.4 135.6 432.8 December 31, 2022

Summary Statement of Cash Flows – Breaking Out Excluded Assets 35 $ in millions ApolloMed Consolidated Excluded Assets ApolloMed Assets Cash flows from operating activities Net income $ 50.5 (18.4) 68.9 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization $ 17.5 1.3 16.3 Amortization of debt issuance cost 0.9 - 0.9 Share-based compensation 16.1 - 16.1 Gain on sale of investments (2.3) - (2.3) Unrealized loss on investments 25.5 19.5 6.0 Loss from equity method investments, net (4.7) (4.7) - Unrealized gain on interest rate swaps (4.2) (4.2) 0.0 Deferred tax (7.7) 0.1 (7.8) Changes in operating assets and liabilities, net of acquisition amounts: Receivable, net, receivable, net - related parties, other receivable, prepaid expenses and other current assets, right of use assets, other assets, fiduciary accounts payable, medical liabilities, and operating lease liabilities (5.1) 1.6 (6.7) Accounts payable and accrued liabilities (0.0) 1.1 (1.1) Income taxes payable (4.5) (1.1) (3.3) Net cash provided by (used in) operating activities $ 82.1 (4.8) 87.0 December 31, 2022

Summary Statement of Cash Flows – Breaking Out Excluded Assets (continued) 36 $ in millions ApolloMed Consolidated Excluded Assets ApolloMed Assets Cash flows from investing activities Payments from business acquisition, net of cash acquired $ (16.4) (4.7) (11.7) Proceeds from repayment of loans receivable - related parties 4.1 4.0 0.1 Purchases of marketable securities (1.9) (0.1) (1.8) Purchases of property and equipment (22.9) (22.9) - Proceeds from sale of marketable securities 31.7 25.1 6.6 Contribution to investment - equity method (1.7) (1.7) 0.0 Net cash (used in) provided by investing activities $ (7.1) (0.3) (6.8) Cash flows from financing activities Dividends paid $ (14.0) (14.0) - Repayments on long-term debt (3.9) (3.9) - Payment of finance lease obligations (0.6) - (0.6) Proceeds from exercise of stock options and warrants 8.6 - 8.6 Repurchase of common stock (9.3) - (9.3) Purchase of non-controlling interest (5.0) (4.1) (0.9) Proceeds from sale of noncontrolling interest 0.4 0.4 0.0 Borrowings on loans 3.6 3.6 0.0 Amounts due from affiliates - (9.1) 9.1 Net cash (used in) provided by financing activities $ (20.1) (27.2) 7.1 Net increase (decrease) in cash, cash equivalents, and restricted cash $ 54.9 (32.4) 87.3 Cash, cash equivalents, and restricted cash, beginning of year $ 233.1 62.5 170.6 Cash, cash equivalents and restricted cash, end of year $ 288.0 30.2 257.8 December 31, 2022

Path to Global Risk

Our ability to succeed at managing care across our outpatient and inpatient risk contracts allows us to capture significantly more upside than our peers (1/2)



Total Premium Dollar
Health plan
Outpatient
Facility / Hospital
①
Professional Cap
Cost of Care (Professional)
Care Margin
OpEx1
AMEH EBITDA (Professional)
②
Facility Cap
Cost of Care (Inpatient)
Inpatient Care Margin
Inpatient OpEx1
Shared Savings to Partner
Shared Savings to AMEH
OpEx1
AMEH EBITDA (Facility)
ApolloMed EBITDA from VBC

① Our community-based providers, vertically-integrated health services network, and population health efforts drive down claims PMPM vs peers

② We have an integrated inpatient-outpatient system featuring hospital partners, ADT feeds, and care coordination, all facilitated by our tech-enabled platform, resulting in industry-leading cost efficacy

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(1) Operating expenses excluding interest, tax, depreciation, and amortization

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Facility / Hospital Outpatient To ta l P re m iu m D ol la r Health plan We reduce administrative costs using our MSO’s proprietary automation tools— this allows us to profitably scale, enhancing operating leverage 3 1 1 1 VBE Rev COGS OpEx VBE EBITDA 3 3 Mgmt. Income from Non- Consolidated IPAs Our ability to succeed at managing care across our outpatient and inpatient risk contracts allows us to capture significantly more upside than our peers (2/2) (1) Operating expenses excluding interest, tax, depreciation, and amortization 39

We see a clear path to success as we continue to move our existing contracts along the risk spectrum and expect to do so in new markets as well FFS Professional Full Risk Global 40

A significant part of our revenue today is generated by capitation from our professional risk contracts FFS Professional Full Risk Global 1 (1) Operating expenses excluding interest, tax, depreciation, and amortization 41

We also receive additional revenue and upside from full risk contracts that we share with our facility partners



FFS
Professional
Full Risk
Global
Total Premium Dollar
Health plan
Outpatient
Facility / Hospital
Professional Cap
Cost of Care (Professional)
Care Margin
OpEx[1]
AMEH EBITDA (Professional)
Facility Cap
Cost of Care (Inpatient)
Inpatient Care Margin
Inpatient OpEx[1]
Shared Savings to Partner
Shared Savings to AMEH
OpEx[1]
AMEH EBITDA (Facility)
Mgmt. Income from Non-Consolidated IPAs
VBE Rev
COGS
OpEx
VBE EBITDA
ApolloMed EBITDA from VBC

apollomed

(1) Operating expenses excluding interest, tax, depreciation, and amortization

42

With an RKK, we will be able to manage the whole professional and facility risk capitation dollar and achieve more downstream synergies and upside FFS Professional Full Risk Global Total Premium Prof. + Facility Cap Medical Expense Overhead EBITDA from VBC VBE Rev COGS OpEx VBE EBITDA Plan Sub-cap Prof. + Facility Cap LT Margin 10-20% LT Margin 20-30% LT Margin 10-20% LT Combined EBITDA Mgmt. Income from Non- Consolidated IPAs 1 (1) Operating expenses excluding interest, tax, depreciation, and amortization 43

Key acronyms ◦ ACO: Accountable Care Organization ◦ ACO REACH: Accountable Care Organization Realizing Equity, Access, and Community Health ◦ AIPBP: All-Inclusive Population-Based Payments ◦ APC: Allied Physicians of California IPA ◦ CMMI: Centers for Medicare and Medicaid Innovation Center ◦ CMS: Centers for Medicare and Medicaid Services ◦ DC: Direct Contracting ◦ DCE: Direct Contracting Entity ◦ DME: Durable Medical Equipment ◦ Health Plan / Payers: Health Insurance Companies ◦ HMO: Health Maintenance Organization ◦ IPA: Independent Practice Association ◦ NCI: Non-Controlling Interest ◦ NMM: Network Medical Management, Inc. ◦ MSA: Master Service Agreement ◦ MSO: Management Services Organization ◦ NGACO: Next Generation Accountable Care Organization ◦ PCP: Primary Care Physician ◦ PMPM: Per Member Per Month ◦ SNF: Skilled Nursing Facility ◦ VIE: Variable Interest Entity ◦ RKK: Restricted Knox-Keene 44

Use of Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures EBITDA and adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net (loss) income. These measures are not in accordance with, or an alternative to, GAAP, and may be different from other non-GAAP financial measures used by other companies. The Company uses adjusted EBITDA as a supplemental performance measure of the Company’s operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income from equity method investments, provider bonuses, stock-based compensation, APC excluded assets costs, impairment of intangibles, provision of doubtful accounts, and other income earned that is not related to the Company’s normal operations. Adjusted EBITDA also excludes non-recurring items, including the effect on EBITDA of certain recently acquired IPAs. The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation from, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided above. 45